STOCK PURCHASE AGREEMENT
                            ------------------------

                                                                   June 14, 2000

The  John  W.  Dearholt  Trust
Stephen  M.  Dearholt,  Trustee
741  North  Milwaukee  Street
Suite  500
Milwaukee,  Wisconsin  53202


          THE FEMALE HEALTH COMPANY, a Wisconsin corporation (the "Company"), desires to issue and sell 400,000 shares (the "Shares") of its Common Stock, par value $0.01 per share (the "Common Stock") to The John W. Dearholt Trust (the "Purchaser"), and the Purchaser desires to purchase the Shares, on the terms and conditions set forth below.

                                    ARTICLE I
                                    ---------

                                   THE SHARES
                                   ----------

          1.1     Purchase  of  the  Shares.  On  the date hereof, the Purchaser
                  -------------------------
shall purchase from the Company, and the Company shall sell and issue to the Purchaser, 400,000 Shares at a purchase price of $0.50 per Share. On the date hereof, the Purchaser shall deliver to the Company a certified check or wire transfer of the full amount of the purchase price for the Shares and the Company shall deliver to the Purchaser a stock certificate representing the Shares to be issued to the Purchaser hereunder.

                                   ARTICLE II
                                   ----------

                    REPRESENTATIONS AND WARRANTIES OF COMPANY
                    -----------------------------------------

          The  Company  represents  and  warrants  to  the Purchaser as follows:

          2.1     Organization.  The Company is a corporation duly organized and
                  ------------
existing in active status under the laws of the State of Wisconsin, and has all requisite power and authority, corporate or otherwise, to conduct its business and to own its properties.

          2.2     Authority.  The  execution,  delivery  and performance of this
                  ---------
Agreement are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of the Company; (ii) violate any provision of the amended and restated articles of incorporation or amended and restated by-laws of the Company or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Company; (iii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority except for any required filings with the Securities and Exchange Commission ("SEC") and applicable state securities regulatory agencies as required to register the resale of any of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of all applicable states; or (iv) result in a breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of the Company pursuant to, any indenture or other agreement or instrument under which the Company is a party or by which it or its properties may be bound or affected. This Agreement constitutes legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws now or hereafter in effect affecting the enforceability of creditors' rights generally and subject to general principles of equity.

          2.3     Authority.  The  issuance  of  the  Shares  has  been  duly
                  ---------
authorized and the Shares, upon issuance, will be validly issued, fully paid and nonassessable, except as set forth in Wisconsin Statutes section 180.0622 as interpreted.

          2.4     Capital  Stock.  The  authorized  capital stock of the Company
                  --------------
consists of 27,000,000 shares of Common Stock, $.01 par value per share, 5,000,000 shares of Class A Preferred Stock, $.01 par value per share, and 15,000 shares of Class B Preferred Stock, $0.50 par value per share. As of the date of this Agreement, there are outstanding ________ shares of Common Stock and 660,000 shares of Class A Convertible Preferred Stock - Series 1.

          2.5     Full  Disclosure.  The Company is subject to the informational
                  ----------------
requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has within the previous 12 months filed with the SEC all reports, proxy statements and other information in respect to the Company required under the Exchange Act. No such report or information filed with the SEC within the previous two years, and no information or report furnished by the Company to the Purchaser in connection with the negotiation or execution of this Agreement (all of which information or reports so furnished are set forth in Section 4.2(e) hereof), contained any misstatement of a material fact as of the date when made or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading as of the date when made.

                                   ARTICLE III
                                   -----------

                               REGISTRATION RIGHTS
                               -------------------

          3.1     Registration.  The  Company  shall  use  reasonable efforts to
                  ------------
register all of the Registrable Securities on Form SB-2, Form S-1 or any similar long-form registration or, in the Company's sole discretion, on Form S-2 or Form S-3 or any similar short-form registration, if available under applicable rules of the SEC, on or prior to September 30, 2000.

          3.2     Obligations  of the Holder.  It shall be a condition precedent
                  --------------------------
to the obligation of the Company to register the Registrable Securities pursuant to Section 3.1 hereof that the Holder shall furnish to the Company such information regarding the Registrable Securities held by it and the intended method of disposition thereof and other information concerning the Holder as the Company shall reasonably request and as shall be required in connection with the registration statement to be filed by the Company.

          3.3     Registration  Proceedings.  From  the  date  of this Agreement
                  -------------------------
until the Registrable Securities covered by the registration statement have been sold or for six months after effectiveness, whichever is the shorter period of time (the "Registration Period"), the Company shall:

               (a) Prepare and file with the SEC a registration statement with respect to the Registrable Securities and use all reasonable efforts to cause such registration statement to become effective on or before September 30, 2000 and to remain effective until the end of the Registration Period;

               (b) Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the end of the Registration Period;

               (c) Furnish to the Holder such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder may reasonably request in order to facilitate the public offering of such securities;

               (d) Use all reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or "Blue Sky" laws of such jurisdictions as the Holder may reasonably request within 20 days prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, and except that the Company shall not be required to so register or qualify in more than 20 such jurisdictions;

               (e) Notify the Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (f) Notify the Holder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

               (g) Prepare and file with the SEC, promptly upon the request of the Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Holder, are required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Common Stock by the Holder;

               (h) Prepare and promptly file with the SEC and promptly notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

               (i) In case the Holder is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act, the Company will prepare and file such supplements or amendments to such registration statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of the Securities Act;

               (j) Advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

               (k) Not file any amendment or supplement to such registration statement or prospectus to which the Holder shall reasonably have objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least two business days prior to the filing thereof.

          3.4     Expenses.  With  respect  to  the  inclusion  of  Registrable
                  --------
Securities in a registration statement pursuant to Section 3.1 hereof, all registration expenses, fees, costs and expenses of and incidental to such registration, including any pubic offering in connection therewith, shall be borne by the Company (including the reasonable fees and disbursements of counsel acting solely on behalf of the Holder); provided, however, that the Holder shall bear its own brokerage commissions and fees. The fees, costs and expenses of registration to be borne by the Company shall include, without limitation, all registration, filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company (including the cost of any special audit requested in order to effect such registration), all legal fees and disbursements and other expenses of complying with state securities or "Blue Sky" laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

          3.5     Indemnification  of the Holder.  Subject to the conditions set
                  ------------------------------
forth  below,  in  connection  with  any  registration of securities pursuant to
Section 3.1 hereof, the Company agrees to indemnify and hold harmless each Holder as follows:

               (a) Against any and all loss, claim, damage and expense whatsoever arising out of or based upon (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the final prospectus (as from time to time amended and supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement or prospectus current, or in any application or other document executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Company's securities under the securities laws thereof; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by the Company in the course of preparing, filing, or implementing such registered offering; provided, however, that the indemnity agreement contained in this Section 3.5(a) shall not apply to any loss, claim, damage, liability or action arising out of or based upon (i) any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to the Company by or on behalf of the Holder expressly for use in connection therewith, (ii) the Holder's failure to deliver a prospectus relating to such registration, if the Company had previously furnished copies thereof, or (iii) the Holder's failure to deliver an amended or supplemental prospectus after the Company had previously provided the notice and the supplemental or amended prospectus as specified in Section 3.4 if such loss, claim, damage, liability or action would not have arisen had such delivery occurred;

               (b)     Subject  to the proviso contained in the last sentence of
Section 3.5(a) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Company and no indemnity shall inure to the benefit of the Holder if the person asserting the claim failed to receive a copy of the final prospectus at or prior to the written confirmation of the sale of shares of Common Stock to such person if the untrue statement or omission had been corrected in such final prospectus and the failure to receive such final prospectus is not a necessary element of such person's claim;

               (c) In no case shall the Company be liable under this indemnity agreement with respect to any claim made against the Holder unless the Company shall be notified, by letter or by telegram confirmed by letter, of any claim made or action commenced against it, reasonably promptly (but in any event within 20 days of receipt of such claim or, in the event that any summons or other service of process requires a responsive pleading within 30 days or less time, within ten days after receipt of such summons or other process) after the Holder shall have received notice of such claim or been served with the summons or other legal process giving information as to the nature and basis of the claim, but failure to so notify the Company shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided that such counsel is reasonably satisfactory to the Holder. In the event the Company elects to assume the defense of any such suit and retain such counsel, the Holder shall, after the date the Holder is notified of such election, bear the fees and expenses of any counsel thereafter retained by the Holder as well as any other expenses thereafter incurred by the Holder in connection with the defense thereof; provided, however, that the Company shall bear the fees and expenses of any such separate counsel retained by the Holder if the counsel representing the Company has a conflict of interest (which is not waived) with the Holder which would prohibit such counsel from representing the Holder.

          3.6     Indemnification of Company.  In connection with any registered
                  --------------------------
offering pursuant to Section 3.1 above, the Holder agrees to indemnify and hold harmless the Company and each of the officers and directors and agents of it and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by the Company under
Section  3.5  hereof;  provided,  however,
that such indemnification shall be limited to statements or omissions, if any, made (or in settlement of any litigation effected with the written consent of the Holder alleged to have been made) in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or any application or other document in reliance upon, and in conformity with, written information furnished in respect of the Holder, by or on behalf of the Holder expressly for use in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any such application or other document. In case any action shall be brought against the Company, or any other person so indemnified based on any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or any such application or other documents, in respect of which indemnity may be sought against the Holder, it shall have the rights and duties given to the Company, and each other person so indemnified shall have the rights and duties given to the Holder, by the provisions of Section 3.5(c) hereof. The Company agrees to notify the Holder promptly after the assertion of any claim against the Company in connection with the sale of securities covered by this Agreement.

          3.7     Future  Registration  Rights.  The  Company may agree with its
                  ----------------------------
shareholders other than the Holder to allow their participation in the registered offering pursuant to Section 3.1 hereof, provided all such rights of participation under Section 3.1 hereof shall be subordinated to the rights of the Holder herein, in a manner reasonably satisfactory to the Holder and its counsel.

          3.8     Certain  Defined  Terms.  The  following  terms shall have the
                  -----------------------
following  respective  meanings  for  purposes  of  this  Agreement:

               (a) "Holder" or "Holders" means (i) the Purchaser, and (ii) each person holding Registrable Securities as a result of a permitted transfer or assignment to that person of Registrable Securities.

               (b) "Registrable Securities" shall mean the Shares and any securities issued to any Holder in exchange or substitution for the Shares; provided, however, that such Shares or securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Shares or securities shall have become effective under the Securities Act and all such Shares or securities have been disposed of in accordance with such registration statement, (ii) such Shares or the securities shall have been resold by the Holder thereof in accordance with Rule 144 under the Securities Act, (iii) such Shares or securities shall have been otherwise transferred and new certificates not subject to transfer restrictions under the Securities Act and not bearing any legend restricting further transfer shall have been delivered by the Company, and no other applicable and legally binding restriction on transfer under federal and state securities laws shall exist, or
(iv) such Shares or securities may be sold in accordance with Rule 144(k) under the Securities Act.

                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS
                                  -------------

          4.l     Expenses.  The  Company  shall pay, or reimburse the Purchaser
                  --------
for (a) all out-of-pocket costs and expenses (including, without limitation, attorneys' fees and expenses not to exceed $2,500) paid or incurred by the Purchaser in connection with the negotiation, preparation, execution and delivery of this Agreement and any other document required hereunder; (b) all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) paid or incurred by the Purchaser in connection with the negotiation, preparation, execution and delivery of any amendment, supplement, modification or waiver of any of the documents referenced above or before and after judgment in enforcing, protecting or preserving its rights under this Agreement and other documents required hereunder; and (c) any and all recording and filing fees and any and all stamp, excise, intangibles and other taxes (other than income taxes), if any, which may be payable or determined to be payable in connection with the negotiation, preparation, execution, delivery, administration or enforcement of this Agreement or any other document required hereunder or any amendment, supplement, modification or waiver of or to any of the foregoing, or consummation of any of the transactions contemplated hereby or thereby, including all costs and expenses incurred in contesting the imposition of any such tax, and any and all liability with respect to or resulting from any delay in paying the same, whether such taxes are levied upon the Purchaser, the Company or otherwise.

          4.2     Securities  Act  of  1933.  With  respect  to the Shares to be
                  -------------------------
issued to the Purchaser, the Purchaser hereby represents, warrants and covenants as follows:

               (a) It understands that the issuance of the Shares has not been registered under the Securities Act or applicable state securities laws (collectively, the "Laws") on the basis that the issuance of the Shares is exempt from such registration under the Securities Act and Laws based in part upon the representations made herein.

               (b) It does not presently intend to sell or otherwise dispose of the Shares being issued to it hereunder.

               (c) It is acquiring the Shares for investment purposes only and for its own account and not with a present view to sell or otherwise distribute the same, and it will not sell or otherwise distribute the Shares without registration under the Securities Act and applicable Laws or pursuant to applicable exemptions therefrom. The Purchaser understands that the Company may place the following legend on the certificate for the shares of Common Stock:

THE OFFER OR SALE OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL SUCH TRANSFER IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

               (d) It is an "accredited investor" under the Securities Act and the rules promulgated thereunder.

               (e) It has been given access to and has carefully reviewed the Company's Form 10-QSB reports for the first two fiscal quarters of 2000, the Company's Form 10-KSB and annual report to shareholders for the year ended September 30, 1999, and the Company's Proxy Statement for the 2000 annual meeting of shareholders. It desires no additional information to evaluate the merits and risks of the issuance of the Shares hereunder, and it is not relying upon any other information in connection therewith.

               (f) It has been given an opportunity to ask questions of, and receive answers from, management of the Company concerning the issuance of the Shares hereunder, and has been given access to all information which it has deemed necessary to verify the accuracy of the information furnished to it.

               (g) It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement, has carefully reviewed all information indicated above and, by virtue of such review, understands and has evaluated the merits and risks of its participation in such transactions and has decided to go forward with such transactions.

               (h) It understands that the Company is relying on the accuracy of the statements contained herein in entering into this Agreement and the transactions contemplated herein.

          4.3     Successors.  The  provisions  of this Agreement shall inure to
                  ----------
the benefit of any holder of the Shares, and shall inure to the benefit of and be binding upon any successor to any of the parties hereto. No delay on the part of the Purchaser or any holder of the Shares in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which the Purchaser, the holder of the Shares or the Company would otherwise have.

          4.4     Survival.  All agreements, representations and warranties made
                  --------
herein shall survive the execution of this Agreement and the issuance of the Shares hereunder.

          4.5     Wisconsin  Law.  This  Agreement  shall  be  governed  by  and
                  --------------
construed in accordance with the internal laws of the State of Wisconsin, except to the extent superseded by federal law.

          4.6     Counterparts.  This  Agreement  may be signed in any number of
                  ------------
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          4.7     Notices.  All  communications  or  notices required under this
                  -------
Agreement shall be deemed to have been given on the date when deposited in the United States mail, postage prepaid, and addressed as follows (unless and until any of such parties advises the other in writing of a change in such address):
(a) if to the Company, with the full name and address of the Company as shown on this Agreement below; and (b) if to the Purchaser, with the full name and address of the Purchaser as shown on this Agreement above.

          4.8     Entire  Agreement;  No  Agency.  This  Agreement and the other
                  ------------------------------
documents referred to herein contain the entire agreement between the Purchaser and the Company with respect to the subject matter hereof, superseding all previous communications and negotiations, and no representation, undertaking, promise or condition concerning the subject matter hereof shall be binding upon the Purchaser unless clearly expressed in this Agreement or in the other documents referred to herein. Nothing in this Agreement or in the other documents referred to herein and no action taken pursuant hereto shall cause either the Company or the Purchaser to be treated as an agent of the other, or shall be deemed to constitute a partnership, association, joint venture or other entity.

          4.9     Consent to Jurisdiction.  The parties hereto hereby consent to
                  -----------------------
the exclusive jurisdiction of any state or federal court situated in Ozaukee County or Milwaukee County, Wisconsin, and waive any objection based on lack of personal jurisdiction, improper venue or forums non conveniens, with regard to
                                           ---------------------
any actions, claims disputes or proceedings relating to this Agreement or any other document delivered hereunder or in connection herewith, or any transaction arising from or connected to any of the foregoing. Nothing herein shall affect the parties' rights to serve process in any manner permitted by law.

          4.10     Waiver  of  Jury Trial.  The Company and the Purchaser hereby
                   ----------------------
jointly and severally waive any and all right to trial by jury in any action or proceeding relating to this Agreement or any other document delivered hereunder or in connection herewith, or any transaction arising from or connected to any of the foregoing. The Company and the Purchaser each represent that this waiver is knowingly, willingly and voluntarily given.


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
          If the foregoing is satisfactory to you please sign the form of acceptance below and return a signed counterpart hereof to the Company, whereupon this instrument will evidence a binding agreement between the Purchaser and the Company.

                              Very  truly  yours,

                              THE  FEMALE  HEALTH  COMPANY
                              Address:     Suite  3660
                                           875  North  Michigan  Avenue
                                           Chicago,  Illinois  60611


                              By:
                                   ---------------------------------------
                                   Chairman  of  the  Board  and
                                   Chief  Executive  Officer


     The foregoing Agreement is hereby confirmed and accepted as of the date hereof.


                                   ---------------------------------------
                                   The  John  W.  Dearholt  Trust,
                                   Stephen  M.  Dearholt  Trustee


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